UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2019

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 9, 2019, Corporate Office Properties Trust (the “Company”) held its 2019 Annual Meeting of Shareholders.  At such meeting, the shareholders voted on proposals relating to:

•                  the election of eight trustees, each for a one-year term;

•                  the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

•                  an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 27, 2019.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non- Votes
Thomas F. Brady	96,208,133	3,077,820	56,559	2,713,371
Stephen E. Budorick	98,140,780	1,147,100	54,632	2,713,371
Robert L. Denton, Sr.	92,982,351	5,656,510	703,651	2,713,371
Philip L. Hawkins	98,762,967	519,034	60,511	2,713,371
David M. Jacobstein	98,427,461	860,185	54,866	2,713,371
Stephen D. Kesler	97,166,667	2,119,285	56,560	2,713,371
C. Taylor Pickett	98,519,745	771,552	51,215	2,713,371
Lisa G. Trimberger	97,845,036	1,444,044	53,432	2,713,371

	Votes Cast			Broker Non-
	For	Against	Abstain	Votes
Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	100,177,852	1,821,702	56,329	N/A

	Votes Cast			Broker Non-
	For	Against	Abstain	Votes
Proposal 3: Advisory Vote to Approve Compensation of Named Executive Officers	97,718,999	1,359,218	264,295	2,713,371

Item 8.01                                           Other Events.

On November 13, 2018, the Company and Corporate Office Properties, L.P. entered into (i) a separate sales agreement with each of Barclays Capital Inc., Robert W. Baird & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC (or certain of their respective affiliates) (with respect to Barclays Capital, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC (or affiliates thereof), collectively, in their capacity as forward purchasers, the “Forward Purchasers” and in their capacity as forward sellers, the “Forward Sellers”), under which the Company may issue and/or sell (the “Offering”) up to an aggregate of $300,000,000 of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Shares”) over a period of time and from time to time, and (ii) a separate Master Forward Confirmation with each of the Forward Purchasers.  Also on November 13, 2018, the Company filed a prospectus supplement with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”), relating to the Offering, which was to be conducted pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-210714), effective April 12, 2016.

On May 10, 2019, the Company filed a prospectus supplement with the Commission pursuant to Rule 424(b) under the Act to reflect that following such date, the Offering will be conducted pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-230764) filed with the Commission on April 8, 2019, rather than pursuant to the above-referenced Form S-3. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description

5.1	Opinion of Saul Ewing Arnstein & Lehr, LLP

8.1	Tax Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Saul Ewing Arnstein & Lehr, LLP (included in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2019

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Anthony Mifsud
	Name:	Anthony Mifsud
	Title:	Executive Vice President and Chief Financial Officer